SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 5, 2008
                               (November 3, 2008)

                                    MBIA INC.
             (Exact name of registrant as specified in its charter)

           Connecticut                     1-9583                 06-1185706
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

             113 King Street,
             Armonk, New York                                       10504

(Address of principal executive offices)                          (Zip Code)

               Registrant's telephone number, including area code:
                                  914-273-4545

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Jeffery W. Yabuki has resigned from the Board of Directors of MBIA Inc. (the "Company"), effective November 3, 2008 due to the increasing demands of his role as Chief Executive Officer of Fiserv, Inc. Mr. Yabuki was elected to the Company's Board of Directors in August 2005.

Item 7.01 REGULATION FD DISCLOSURE.

The Chairman and Chief Executive Officer of the Company received a resignation letter from Mr. Yabuki dated November 1, 2008. A copy of the letter is attached hereto as Exhibit 99.1.

The information in the letter is being furnished, not filed, pursuant to Item
7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Letter from Jeffery W. Yabuki dated November 1, 2008.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          MBIA INC.



                                                          By:/s/ Ram D. Wertheim
                                                             -------------------
                                                             Ram D. Wertheim
                                                             General Counsel

Date: November 5, 2008

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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                             Dated November 3, 2008


Exhibit 99.1 Letter from Jeffery W. Yabuki dated November 1, 2008.